Exhibit 99.1

TSX / NYSE American

Symbol: TMQ

News Release

Trilogy Metals Enters Into At-The-Market Equity Distribution Agreement

May 27, 2025 – Vancouver, British Columbia – Trilogy Metals Inc. (TSX/NYSE American: TMQ) (“Trilogy Metals”, “Trilogy” or “the Company”) has entered into an equity distribution agreement dated May 27, 2025 (the “Distribution Agreement”) with BMO Nesbitt Burns Inc. and Cantor Fitzgerald Canada Corporation (the “Canadian Agents”) and BMO Capital Markets Corp. and Cantor Fitzgerald & Co. (the “U.S. Agents” and together with the Canadian Agents, the “Agents”) for an at-the-market equity program (“ATM Program”).

The Distribution Agreement will allow the Company to distribute up to US$25 million (or the equivalent in Canadian dollars) of common shares of the Company (the “Offered Shares”) under the ATM Program. The Offered Shares will be issued by the Company to the public from time to time, through the Agents, at the Company’s discretion. The Offered Shares sold under the ATM Program, if any, will be sold at the prevailing market price at the time of sale. The net proceeds of any such sales under the ATM Program are anticipated to be used for continued development of the Upper Kobuk Mineral Projects and for general corporate purposes.

Under the Distribution Agreement, sales of Offered Shares will be made by the Agents through “at-the-market distributions” as defined in National Instrument 44-102 – Shelf Distributions and Rule 415 of the Securities Act of 1933, as amended, on the Toronto Stock Exchange (the “TSX”), NYSE American, LLC (“NYSE American”) or any other trading market for the Offered Shares in Canada or the United States or as otherwise agreed between the Agents and the Company. The Company is not obligated to make any sales of Offered Shares under the Distribution Agreement. Unless earlier terminated by the Company or the Agents as permitted therein, the Distribution Agreement will terminate upon the earlier of (i) May 14, 2027 and (ii) the date that the aggregate gross sales proceeds of the Offered Shares sold under the ATM Program reaches the aggregate amount of US$25 million (or the equivalent in Canadian dollars).

The U.S. Agents are not registered as investment dealers in any Canadian jurisdiction and, accordingly, the U.S. Agents will only sell Offered Shares on marketplaces in the United States and are not permitted to and will not, directly or indirectly, advertise or solicit offers to purchase any Offered Shares in Canada. The Canadian Agent will only sell Offered Shares on marketplaces in Canada.

The ATM Program is being made pursuant to a prospectus supplement dated May 27, 2025 to the Company's short form base shelf prospectus dated April 14, 2025 and the Company’s U.S. shelf registration statement on Form S-3 effective April 14, 2025. The prospectus supplement relating to the ATM Program has been filed with the securities commissions in each of the provinces and territories of Canada and with the United States Securities and Exchange Commission (the “SEC”), and are available on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, respectively.

The prospectus supplement filed today adds to, updates or otherwise changes information contained in the accompanying prospectus contained in the Company’s shelf registration statement on Form S-3 (File No. 333- 285072) which became effective on April 14, 2025. Prospective investors should read the prospectus in that registration statement and the prospectus supplement (including the documents incorporated by reference therein) for more complete information about the Company and the ATM Program, including the risks associated with investing in the Company. Copies of the prospectus supplement and related prospectus may be obtained from  BMO Capital Markets Corp., Attention: Equity Syndicate Department, 151 W. 42nd Street, 32nd Floor, New York, New York 10036, by email at bmoprospectus@bmo.com; and from Cantor Fitzgerald & Co., Attention: Capital Markets, 110 East 59th Street, 6th floor, New York, New York 10022; by email at prospectus@cantor.com. You may also obtain these documents free of charge when they are available by visiting EDGAR on the SEC’s website at www.sec.gov.

Trust | Respect | Integrity

This news release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Trilogy Metals

Trilogy Metals Inc. is a metal exploration and development company holding a 50 percent interest in Ambler Metals LLC, which has a 100 percent interest in the Upper Kobuk Mineral Projects in northwestern Alaska. On December 19, 2019, South32, a globally diversified mining and metals company, exercised its option to form a 50/50 joint venture with Trilogy. The UKMP is located within the Ambler Mining District which is one of the richest and most-prospective known copper-dominant districts in the world. It hosts world-class polymetallic volcanogenic massive sulphide (“VMS”) deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper and cobalt mineralization. Exploration efforts have been focused on two deposits in the Ambler Mining District – the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within a land package that spans approximately 190,929 hectares. Ambler Metals has an agreement with NANA Regional Corporation, Inc., an Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler Mining District in cooperation with local communities. Trilogy’s vision is to develop the Ambler Mining District into a premier North American copper producer while protecting and respecting subsistence livelihoods.

Company Contacts

Tony Giardini	Elaine Sanders

President & Chief Executive Officer	Vice President & Chief Financial Officer

Phone: 604-638-8088

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Cautionary Note Regarding Forward-Looking Statements

This news release includes certain "forward-looking information” and "forward-looking statements” (collectively "forward-looking statements”) within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, statements regarding the ATM Program and the use of proceeds of sales, if any, under the ATM Program are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects”, "anticipates”, "believes”, "intends”, "estimates”, "potential”, "possible”, and similar expressions, or statements that events, conditions, or results "will”, "may”, "could”, or "should” occur or be achieved. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving the outcome of pending litigation, success of exploration activities, permitting timelines, requirements for additional capital, government regulation of mining operations, environmental risks, prices for energy inputs, labour, materials, supplies and services, uncertainties involved in the interpretation of drilling results and geological tests, unexpected cost increases and other risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the year ended November 30, 2024 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

Trust | Respect | Integrity

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